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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 21, 2003
                                                         -------------


                      Commission File Number 33-64325
                                             --------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
------------------------              ------------------------------------
(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                           Page 1 of 4 pages.


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     The Registrant hereby files this Current Report on Form 8-K/A to amend its Current Report on Form 8-K/A filed July 31, 2003 under Item 4, Changes in Registrant's Certifying Accountant, and Item 7, Financial Statements, Proforma Financial Information and Exhibits, to correct a typographical error made by the Registrant in Exhibit 16 thereto regarding the date of its Current Report on Form 8-K/A filed July 31, 2003. The date in Exhibit 16 is hereby changed to July 31, 2003 from July 21, 2003. No other changes have been made herein to the Registrant's Current Report on Form 8-K/A filed July 31, 2003.


ITEM 4.   Changes in Registrant's Certifying Accountant.
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          (a)   Previous independent accountants

                (i) A proposal from Ernst & Young LLP was among those that the Registrant considered when selecting its certifying accountant. Ernst & Young LLP was dismissed as the certifying accountants of the Registrant effective July 21, 2003. The audit committee of the Registrant approved the Registrant's change in certifying accountant.


ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                   16          Letter from Ernst & Young LLP pursuant to
                               Item 304(a)(3) of Regulation S-K.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July 31, 2003                          REUNION INDUSTRIES, INC.
       -------------                                (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer





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                                EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                 Page
-----------     ----------------------                                 ----

    16          Letter from Ernst & Young LLP pursuant to                4
                Item 304(a)(3) of Regulation S-K.




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                                                             EXHIBIT 16


Ernst & Young LLP
2100 One PPG Place
Pittsburgh, PA  15222

July 31, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4(a) of Form 8-K/A, dated July 31, 2003, of Reunion Industries, Inc. and are in agreement with the statements in paragraph
(a)(i) contained therein.



                                    /s/ ERNST & YOUNG LLP















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